UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): December 1, 2021 QUEST RESOURCE HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36451	51-0665952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway, The Colony, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	QRHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

EXPLANATORY NOTE

On December 8, 2021, Quest Resource Holding Corporation (the “Company”) filed a Current Report on Form 8-K Original Report”) reporting, among other things, that, on December 7, 2021, the Company’s wholly-owned subsidiary, Quest Sustainability Services, Inc. (“Buyer”), entered into a membership interest purchase agreement (the “MIPA”) by and among Buyer, Rome Holdings, LLC, M&A Business Consulting, Inc., and solely for purposes of Section 5.3(a) therein, Anthony J. DiIenno, Sr., RWS Investors, LLC and ATAR RWS Investors, LLC, and completed the acquisition of all of the outstanding membership interests of RWS Facility Services, LLC (the “Business”) as set forth in the MIPA. The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend the Original Report to include certain financial statements of the Business and certain pro forma financial information of the Company, as required by Item 9.01(a) and Item 9.01(b), respectively, of Form 8-K.

The Original Report also indicated that pursuant to Items 9.01(a) and 9.01(b), the Company would file financial statements of InStream Environmental, LLC (“InStream”) following the Company’s acquisition of the assets of InStream on December 3, 2022, together with pro forma financial information. Upon further analysis of the financial statements of InStream for the fiscal year ended December 31, 2020, the Company has determined that financial statements of InStream and pro forma financial information giving effect to the acquisition of InStream are no longer required to be filed pursuant to Item 9.01 of Form 8-K. Accordingly, the Company hereby amends the Original Report to eliminate the references to the subsequent filing of financial statements of InStream and pro forma financial information giving effect to the acquisition of InStream.

Except as described in this Explanatory Note, this Amendment does not amend or otherwise update the Original Report. Therefore, this Amendment should be read in conjunction with the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.

Rome Holdings, LLC and Subsidiary's audited financial statements as of and for the year ended December 31, 2020, and the accompanying notes thereto, and unaudited condensed financial statements as of and for the nine months ended September 30, 2021 are attached as Exhibits 99.1 and 99.2, respectively, to this Amendment and are incorporated herein by reference.

(b)
Pro Forma Financial Information.

The Company’s unaudited pro forma combined financial information for the year ended December 31, 2020, and as of and for the nine months ended September 30, 2021, and the accompanying notes thereto, are attached as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d)
Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP
99.1	Rome Holdings, LLC and Subsidiary’s audited financial statements as of and for the year ended December 31, 2020
99.2	Rome Holdings, LLC and Subsidiary’s unaudited condensed financial statements as of and for the nine months ended September 30, 2021
99.3

Unaudited pro forma combined financial information of Quest Resource Holding Corporation for the year ended December 31, 2020, and as of and for the nine months ended September 30, 2021, and the accompanying notes thereto

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE HOLDING CORPORATION

Dated: February 22, 2022	By:	/s/ Laurie L. Latham
		Name:	Laurie L. Latham
		Title:	Senior Vice President and Chief Financial Officer